UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2018

INDOOR HARVEST CORP

(Exact name of registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

832-649-3998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02 Non-Reliance on Previously Issued Financial Statements

On October 17, 2018, the Board of Directors (the “Board”) of Indoor Harvest Corp (the “Company”) was notified by the Company’s independent registered public accounting firm, Thayer O’Neal Company, LLC (“Thayer”), that the following previously filed financial statements of the Company should not be relied upon:

(1)	The Company’s unaudited financial statement for the quarterly period ended September 30, 2017, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the Securities and Exchange Commission (“SEC”) on November 14, 2017 (the “Q3 Report”); and

(2)	The Company’s audited consolidated financial statements for the fiscal year ended December 31, 2017, contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, originally filed with the SEC on April 17, 2018 (the “Annual Report”, which along with the Q3 Report are referred to herein as the “Reports”).

Thayer informed the Board that, in July 2018, information came to its attention that led it to investigate whether the Company’s acquisition of Alamo CBD LLC (“Alamo CBD”) was wrongly accounted for as a business combination. Thayer concluded this investigation on October 17, 2018 and notified the Board that the Company, pursuant to generally accepted accounting principles, should have accounted for the Alamo CBD transaction as an asset acquisition.

The Company will, as soon as is practicable, make the appropriate adjustments to the above referenced Reports by filing amendments to the Reports with the SEC which, in each case, will include restated consolidated financial statements and notes thereto and any other appropriate revisions.

The Board discussed the matters described in this Item 4.02 with representatives of Thayer. In accordance with Item 4.02(c) of Form 8-K, the Company provided Thayer with a copy of the statements set forth in this Item 4.02 prior to the filing of this Current Report on Form 8-K with the SEC. The Company requested that Thayer furnish the Company with a letter addressed to the SEC stating whether Thayer agrees with the above statements in this Item 4.02 as required by SEC rules. Thayer has furnished the requested letter, and it is attached as an Exhibit 7.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

7.1	Letter, dated October 23, 2018, from Thayer to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDOOR HARVEST CORP

Date: October 23, 2018	By:	/s/ Daniel Weadock
Daniel Weadock
Chief Executive Officer